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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 19, 2004

                                DUANE READE INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-13843                            04-3164702
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    (Commission File Number)        (I.R.S. Employer Identification No.)

            440 NINTH AVENUE
           NEW YORK, NEW YORK                      10001
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(Address of Principal Executive Offices)         (Zip Code)

                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           a) Financial Statements. Not Applicable

           b) Pro Forma Financial Information. Not Applicable

           c) Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K

      Exhibit No.               Description
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       99.1                     Press Release, dated February 19, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On February 19, 2004, Duane Reade Inc. issued a press release announcing its financial results for the quarter and year ended December 27, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

           The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 19, 2004
                                                   DUANE READE INC.


                                                   By: /s/ John K. Henry
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                                                      John K. Henry
                                                      Senior Vice President and
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX

       Exhibit No.              Description
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       99.1                     Press Release, dated February 19, 2004














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